UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

Pandora Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 451-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below, on August 7, 2017, the stockholders of Pandora Media, Inc. (the "Company") approved an amendment to the Company’s 2014 Employee Stock Purchase Plan to increase the maximum number of shares available thereunder by 6,000,000 shares. The amended 2014 Employee Stock Purchase Plan is described in more detail in the Company’s definitive proxy statement for its 2017 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on June 27, 2017 (the "2017 Proxy Statement").

The foregoing descriptions and the summaries contained in the 2017 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2014 Employee Stock Purchase Plan, which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of stockholders (the “Annual Meeting”) on August 7, 2017. 206,675,797 shares of the Company's common stock were present in person or represented by proxy at the Annual Meeting, representing 85.25% of a total of 242,409,363 shares of common stock outstanding and eligible to vote at such time. At the Annual Meeting, stockholders voted on the following proposals, each of which is described in detail in the 2017 Proxy Statement, and cast their votes as described below.

Proposal 1:	Election of the one Class III director nominee listed below to serve until the 2020 annual meeting of stockholders or until his respective successor is duly elected and qualified:

	For	Withheld	Broker Non-Votes
Class III (term to expire 2020)
Jason Hirschhorn	160,275,715	748,750	45,651,332

Proposal 2:	Approval of an amendment to the Company's 2014 Employee Stock Purchase Plan to increase the maximum number of shares available thereunder by 6,000,000 shares:

For	Against	Abstain	Broker Non-Votes
159,971,183	833,715	219,567	45,651,332

Proposal 3:	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017:

For	Against	Abstain
204,833,766	1,080,653	761,378

Proposal 4:	Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate the classification of the board of directors:

For	Against	Abstain	Broker Non-Votes
159,787,379	1,010,935	226,151	45,651,332

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended and Restated 2014 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: August 9, 2017	By:	/s/ Stephen Bené
Stephen Bené General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amended and Restated 2014 Employee Stock Purchase Plan